1 | FCPT | FEBRUARY 2022 www.fcpt .comINVESTOR PRESENTATION | FEBRUARY 2022 FOUR CORNERS PROPERTY TRUST N YS E : F C P T

2 | FCPT | FEBRUARY 2022 FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2020 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non- GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 28 of this presentation.

3 | FCPT | FEBRUARY 2022 AGENDA Restaurant Industry Update Page 17 Company Overview Page 3 Appendix and Selected Supplemental Slides Page 20 High Quality Portfolio Page 10

4 | FCPT | FEBRUARY 2022 OPERATING HIGHLIGHTS ____________________ Figures as of 12/31/2021, unless otherwise noted 1. See page 28 for non-GAAP definitions, and page 30 for reconciliation of net income to AFFO. 2. Based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. 3. Net debt to adjusted EBITDAre leverage as of 12/31/2021, see page 29 for reconciliation of net income to adjusted EBITDAre and page 28 for non-GAAP definitions. FCPT is a public net-lease REIT focused on the acquisition and ownership of high-quality restaurant and other retail properties AFFO Growth  FCPT reported 2021 net income per share of $1.11, compared to $1.08 in the year prior. 2021 AFFO per share was $1.56 compared to $1.44 in the year prior, representing growth of 8.3%1. Portfolio Update2  Portfolio of 919 properties across 112 restaurant and other retail brands with strong occupancy of 99.9%  Approximately 85% of leases are corporate operated or guaranteed  Weighted average lease term of 9.3 years with less than 8.6% of portfolio base rent expiring before 2027  FCPT has collected all previously deferred rent and has had sector leading rent collections of 99.9% for 2021  Many of FCPT’s restaurant tenants are experiencing sales levels in excess of 2019 pre-pandemic levels Acquisitions  Acquired $70.5 million of properties in the fourth quarter at a weighted average cap rate of 6.4%  Acquired $257.4 million of high-quality restaurant and retail tenants in 2021, while maintaining a weighted average cap rate of 6.5% Liquidity and Capital Markets  During the fourth quarter, FCPT issued $86.1 million of common stock via its At-The-Market (ATM) program at a weighted average offering price of $28.36 per share  FCPT entered into agreements to issue $125 million of senior unsecured notes in the first quarter of 2022. The Notes consist of $75 million of notes with a ten-year term and priced at a fixed interest rate of 3.11%, and $50 million of notes with a nine-year term and priced at a fixed interest rate of 3.09%  At December 31, 2021, FCPT had approximately $220 million of available liquidity including $6 million of cash and $214 million of undrawn credit line capacity  No near-term debt maturities with weighted average maturity of 5.0 years and current leverage at 5.4x3

5 | FCPT | FEBRUARY 2022 ACQUIS IT IONS BY YEAR 5 | FCPT | OCTOBER 2019 Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively. 2016 2017 2018 59 properties $94 million 6.6% initial cash yield 0% non-restaurant 10% corporate 43 properties $99 million 6.8% initial cash yield 0% non-restaurant 51% corporate 97 properties $263 million 6.5% initial cash yield 0% non-restaurant 90% corporate 2019 2020 2021 90 properties $199 million 6.5% initial cash yield 13% non-restaurant 80% corporate 101 properties $223 million 6.5% initial cash yield 32% non-restaurant 71% corporate 122 properties $257 million 6.5% initial cash yield 64% non-restaurant 86% corporate • FCPT has experienced strong acquisition levels since initiating acquisition activity in July 2016

6 | FCPT | FEBRUARY 2022 2021 ACQUIS IT ION SUMMARY  FCPT closed $257 million of investments in 2021. The subsector split by acquisition volume was 39% restaurant, 36% auto service, 18% medical retail and 7% other  We continue to benefit from increased optionality to acquire assets across our new verticals while still acquiring restaurants with good pricing and strong credit profiles  The non-restaurant properties share similar characteristics as restaurants with good real estate qualities such as strong demographics, customer visibility, and are supported by attractive residual land values. They are also resistant to both e- commerce and recessionary pressures 2021 Acquisitions by Subsector ($ millions) 2021 Closed YTD Volume % Total Cap Rate Quick Service $41.4 16% 6.2% Casual Dining $59.5 23% 6.3% Restaurant $100.9 39% 6.3% Tire / Collision $81.4 32% 6.7% C-Store $12.5 5% 6.7% Auto Service $93.9 36% 6.7% Medical Retail $45.9 18% 6.6% Bank / Other $16.7 7% 6.6% Other $62.7 24% 6.6% Non-Restaurant $156.5 61% 6.7% Total $257.4 100% 6.5%

ACQUISITION GROWTH



Olive Garden
chili's
KFC
Firestone

Annual Cash Base Rent ($ million)[1]



+11% CAGR
94.4 94.4 94.4 95.9 101.0 102.1 105.2 105.3 108.0 109.4 109.6 120.9 125.6 126.8 129.7 130.9 139.4 142.0 144.1 147.8 156.0 158.2 161.6 168.8 175.2
4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21

Number of Properties



+14% CAGR
418 418 418 434 475 484 506 508 515 527 535 591 610 621 642 650 699 722 733 751 799 810 833 886 919
4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21

1. *As defined on page 28.*

7 | FCPT | FEBRUARY 2022

FCPT

8 | FCPT | FEBRUARY 2022 ___________________ Figures represent FCPT financials as of and for three months ended 12/31/2021 1. Represents Q4 2021 annualized results. See page 29 for reconciliation of net income to adjusted EBITDAre and page 28 for non-GAAP definitions. 2. Figure represents Annual Cash Base Rent (ABR) as of 12/31/2021. 3. Based on quarterly cash dividend of $0.3325 per share declared on 11/29/2021 annualized. The declaration of future dividends will be at the discretion of FCPT’s Board of Directors. 4. Dividend yield calculated based on the price per share as of 12/31/2021 and declared dividend per share for the most recent quarter, annualized. 5. Net debt figure (in $ millions) represents total debt ($886 million) less cash and cash equivalents ($6 million) as of 12/31/2021. SUMMARY CAPITALIZATION AND F INANCIALS Capitalization ($ million, except per share) Share price (12/31/2021) $29.41 Shares and OP units outstanding (millions) 80.4 Equity value $2,364 Debt: Bank term debt $400 Revolving credit facility $36 Unsecured private notes $450 Total market capitalization $3,250 Less: Cash and cash equivalents ($6) Implied enterprise Value $3,244 Credit Metrics Current Net debt5 to enterprise value 27.1% Net debt5 to adjusted EBITDAre1 5.4x Current Trading Metrics Annual base rent2 ($ million) $175.2 Implied Cap Rate 5.3% Annualized Dividend per share3 $1.33 Dividend Yield3,4 4.5%

9 | FCPT | FEBRUARY 2022 FCPT DEBT MATURITY SCHEDULE ___________________ Figures as of 12/31/2021 1. The revolving credit facility expires on November 9, 2025 subject to FCPT’s availability to extend the term for one additional six-month period to May 9, 2026. Current Debt Maturity Schedule ($ millions) $50 $50 $150 $100 $36 $214 $0 $0 $50 $150 $150 $75 $50 $100 $75 $50 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan Unsecured Notes $100 21% 5.1-year weighted average term for notes/term loans 90% fixed rate debt 3.36% weighted average cash interest rate $214 million available on revolver (1) 0% 0% 6% 17% 17% 11% 8% 6%8% 6%% of Total Debt Outstanding

10 | FCPT | FEBRUARY 2022 AGENDA Restaurant Industry Update Page 17 Company Overview Page 3 Appendix and Selected Supplemental Slides Page 20 High Quality Portfolio Page 10

11 | FCPT | FEBRUARY 2022 104 leases 300 leases 14 leases  FCPT has one of the highest-quality portfolios in the net lease sector. Performance during the COVID- 19 pandemic has been exceptional with high collections and occupancy well over 99% during the past two years  FCPT deferred less than 1% and abated approximately 1% of 2020 rent. The deferred rent was paid on schedule later in 2020, and the abated rent was exchanged for lease modifications including more fulsome financial reporting, guarantor improvements including properties into master leases, and lease extensions  FCPT’s portfolio has low rents and high-quality tenants which translates to strong coverage and few tenant vacancies  Ground leases, which are low rent in design, make up approximately 10% of the portfolio  Additionally, 57% of the portfolio is made up of the original Darden spin assets where rents were purposely set low as evidenced by its strong rent coverage  FCPT has been increasing its diversification into new retail sectors, focusing on auto service and medical retail as these sectors are more resistant to both e-commerce and recessionary pressures  The properties share similar characteristics as restaurants with good real estate qualities such as strong demographics, customer visibility, and are supported by attractive residual land values  Because of its relatively recent inception, FCPT does not have “legacy assets” that have been impacted by modern retail trends such as Amazon and the adoption of smart phones FCPT’S H IGH QUALITY PORTFOLIO

12 | FCPT | FEBRUARY 2022 FCPT’S STRONG PERFORMANCE DURING THE PANDEMIC 99.5% 98.8% 99.6% 99.6% 99.7% 99.8% 99.8% 99.8% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 99.6% 99.6% 99.6% 99.6% 99.7% 99.7% 99.8% 99.9% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 • FCPT’s portfolio has continued to perform at a high level even during the COVID-19 pandemic • In exchange for rent deferrals and abatements in the second quarter of 2020, FCPT received beneficial lease modifications including higher quality financial reporting, guarantor improvements, and lease extensions ____________________ 1. FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications. 2. Occupancy based on portfolio square footage. Occupancy2 Rent Collections 1

13 | FCPT | FEBRUARY 2022 Building and Ground Lease: 33% 384 leases Darden Spin Portfolio : 57% 411 leases Ground Lease: 10% 141 leases ___________________ 1. See glossary on page 28 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 78% of portfolio annual cash base rent. We have estimated Darden current quarter EBITDAR coverage using reported sales results for the FCPT portfolio and Darden brand average margins the quarter ended November 2021. 2. Represents current Annual Cash Base Rent (ABR) as of 12/31/2021, as defined on page 28. 104 leases 300 leases 14 leases FCPT Portfolio2:  FCPT’s portfolio is characterized by low rents and high EBITDAR to rent coverage of over 4.4x1  57% of the portfolio is the original Darden spin properties where rents were purposely set low as evidenced by strong EBITDAR to rent coverage of 5.2x. Current rent to sales, a metric that is commonly used to gauge the health of a restaurant’s operation and the level of rent those operations can support, is approximately 5% for the Darden portfolio. It is common to see restaurants with 8% to 10% rent to sales figures  FCPT has also acquired properties with ground leases equal to 10% of the portfolio. These leases are characterized by low rents tied to the land value since the tenant constructed and owns the building. The building ownership typically reverts to FCPT at the end of the lease  This low-rent portfolio has led to high collection and occupancy levels and gives FCPT the ability to invest further into properties when needed to support tenant upgrades or for re-tenanting LOW RENT / H IGH COVERAGE PORTFOLIO Tenant Rental Coverage1: 67% 5.2x 3.0x 4.4x Darden Other Reporting Tenants Total Reporting Tenants

14 | FCPT | FEBRUARY 2022 COM PAN Y MOM ENTUM SINCE INCEPTION IN NOV EMBER 2015 Team Members 4 +25 29 Annual Base Rent1 $94.4 million +$80.8 million / +86% $175.2 million Properties 418 +501 / +120% 919 Brands 5 +107 112 % Darden2 100% -41% 59% Overhead Efficiency3 10.0% -2.5% 7.5% Equity Market Cap $848 million +$1.5 billion $2.4 billion4 Enterprise Value $1.3 billion +$1.9 billion $3.2 billion4 Financial Leverage 4.6x +0.8x 5.4x4 Weighted Average Lease Term 15 years - 5.7 years 9.3 years As of 12/31/2021 Restaurant Non-Restaurant At Inception Representative Brands ____________________ 1. Annual Cash Base Rent (ABR) as defined on page 28. 2. Based on Annual Base Rent. 3. Overhead Efficiency defined as cash G&A expense divided by cash rental income. 4. See page 8 for calculation.

15 | FCPT | FEBRUARY 2022 F C P T E V O L U T I ON S I N C E S P I N - O FF : S I G N I F I C A N T P R O G R E S S O N T E N A N T D I V E R S I F I C A TI ON ___________________ 1. Represents current Annual Cash Base Rent (ABR) as of 12/31/2021, as defined on page 28. 2. Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants. 74% 20% 6% Initial Portfolio at Spin: 418 Leases / 5 Brands Annual Base Rent of $94.4 million 100% Darden Exposure 104 leases 300 leases 14 leases FCPT Portfolio Today: 936 Leases / 112 Brands Annual Base Rent of $175.2 million1 59% Darden Exposure +86% in rent 44% 311 leases 13% 115 leases 3% 14 leases 9% 78 leases Other Restaurants 22% 288 leases 47 brands Non-Restaurant Retail 10% / 130 Leases / 58 Brands Other Darden2 Other Darden Brand Exposure by Annualized Base Rent (ABR)

MAINTAINING ACQUISITION PHILOSOPHY AND CRITERIA


Olive Garden
chili's
KFC
Firestone

Acquisition Philosophy

- Acquire strong restaurants and retail brands that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital with a focus on low basis
- Focused on adding concepts that are category-leaders in resilient industries—only leading brands and no theaters, fitness, or entertainment in FCPT's portfolio or pipeline

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between **credit** and **real estate** metrics based on FCPT's proprietary scorecard
- The "score" allows FCPT to have an objective underwriting model and comparison tool for asset management as well

Credit Criteria (~50%):
- *Guarantor credit and fitness*
- *Brand durability*
- *Store performance*
- *Lease term*
- *Lease structure*

Real Estate Criteria (~50%):
- *Location*
- *Retail corridor strength and demographics*
- *Access/visibility*
- *Absolute and market rent*
- *Pad site and building reusability*



16 | FCPT | FEBRUARY 2022

FCPT

17 | FCPT | FEBRUARY 2022 AGENDA Restaurant Industry Update Page 17 Company Overview Page 3 Appendix and Selected Supplemental Slides Page 20 High Quality Portfolio Page 10

18 | FCPT | FEBRUARY 2022 • Baird’s weekly restaurant survey shows both quick service and casual dining restaurants are performing near or above COVID-19 levels Baird Restaurants Surveys: Weekly Same-Store Sales vs. Two-Years Prior ____________________ Source: Data per The Baird Restaurant Surveys (produced by R.W. Baird & Co. Equity Research) reported 2/7/2022 Note: Results shown may not be indicative of the ability or willingness of our tenants to pay rent on a timely basis or at all +11% -3% +15% -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% Q2 2020 4/4/2021 5/2/2021 5/30/2021 6/27/2021 7/25/2021 8/22/2021 9/19/2021 10/17/2021 11/14/2021 12/12/2021 1/9/2022 2/6/2022 Overall Casual Dining Quick Service RESTAURANT SALES TRENDS BY SECTOR

19 | FCPT | FEBRUARY 2022 DARDEN PERFORMANCE AND CONCENTRATION Inception November 2015 FCPT BBB- Rating January 2017 Pre-COVID Q4 2019 Current Q4 2021 Darden Restaurants Rating BBB BBB BBB BBB Sales per Store - Olive Garden ($ millions) $4.9 $4.9 $5.1 $4.9 Sales per Store - LongHorn ($ millions) $3.7 $3.6 $3.8 $4.1 EBITDA Margins - Olive Garden 20.3% 19.9% 21.0% 21.8% EBITDA Margins - LongHorn 17.8% 19.1% 19.2% 15.3% Total Revenue ($ millions) $7,513 $7,738 $8,916 $9,089 Share Price (Dollars per Share) ~$55 ~$85 ~$120 ~$145 FCPT FCPT Rating N/A BBB- BBB- BBB- Darden Rent Coverage 4.2x 4.8x 5.1x 5.2x Number of Darden Restaurants 418 416 426 440 Darden as Percent of ABR1 100% 90% 71% 59% ___________________ 1. As defined on page 28. Note: Darden public SEC filing data from the fourth quarter (ended May) of each year annualized, except Post-COVID results which represents Darden’s fiscal second quarter 2022 annualized (ending November 2021). FCPT data is for Q4 2015, Q2 2017, Q4 2019, and Q4 2021, respectively • Darden continues to report strong results with sales per store above pre-COVID levels and highest rent coverage since FCPT inception

20 | FCPT | FEBRUARY 2022 AGENDA Restaurant Industry Update Page 17 Company Overview Page 3 Appendix and Selected Supplemental Slides Page 20 High Quality Portfolio Page 10

21 | FCPT | FEBRUARY 2022  Auto service is a resilient industry as it is both e-commerce and recession resistant. It has a service component and consumer cost-savings angle to repair instead of purchasing new vehicles  Most auto service tenants were deemed “essential” businesses during COVID-19  Auto service tends to operate in high-traffic corridors with good visibility, boosting the intrinsic real estate value and reuse potential  More limited relocation options due to zoning restrictions lead to high tenant renewal probability Representative Acquired Brands  Portfolio includes 68 leases (5% of annual base rent) in auto service sector1  FCPT is targeting auto service centers (including collision and tire), auto part retailers, and gas stations with large format convenience stores  FCPT’s focus is on sectors and properties that are resistant to a long-term electric vehicle transition NON-RESTAURANT: AUTO SERVICE INDUSTRY ___________________ 1. As of December 31, 2021.

22 | FCPT | FEBRUARY 2022 Representative Acquired Brands NON-RESTAURANT: MEDICAL RETAIL INDUSTRY  Portfolio includes 23 leases (2% of annual base rent)1  FCPT targets medical retail locations such as urgent care, dental clinics, dialysis centers, and veterinary care  E-commerce and recession resistant industry given its service- based nature  Deemed “essential” businesses during COVID-19  Large opportunity for growth with rapid spending increases on healthcare and pets – The number of urgent care centers has grown 52% since 20132 – Spending on pets has grown 14.7% since 20183  Medical net-lease opportunities are increasing given credit upgrades and store count growth that comes with consolidation amongst regional and national operators to take advantage of shared resources and costs  Site selection process is similar to that of branded restaurants for both chain dental and urgent care clinics boosting intrinsic real estate value and reuse potential  Large customer base as healthcare remains an essential service across lifespan  Favorable demographic tailwinds with both the aging of baby boomers and increased pet ownership ___________________ 1. As of December 31, 2021. 2. Source: Urgent Care Association. 3. Source: American Pet Products Association 2021 State of the Industry.

GEOGRAPHIC DIVERSIFICATION






919 Properties

46 States

112 Brands

6.0 mm sq ft



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
MD
DE
NJ
NY
VT
NH
MA
CT
RI
ME
Annualized Base Rent[1] (%)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

Portfolio at Inception

Olive Garden, Seasons 52, wildfish Seafood Grille, LongHorn Steakhouse, Bahama Breeze Island Grille

Representative Acquired Brands

Burger King, Caliber Collision, Outback Steakhouse, Firestone, 7-Eleven, REI, BJ's Restaurant Brewhouse, Starbucks Coffee, citibank, Taco Bell, KFC, Buffalo Wild Wings Grill & Bar, Chick-fil-A, DaVita Kidney Care, McDonald's, Chili's, verizon, Arby's, Wendy's, Texas Roadhouse, Popeyes Louisiana Kitchen

Figures as of 12/31/2021. Excludes seven owned / ground leased restaurants in the Kerrow Restaurant Operating Business

1. Annual Cash Base Rent (ABR) as defined on page 28.

23 | FCPT | FEBRUARY 2022

FCPT

24 | FCPT | FEBRUARY 2022 0.5% 1.1% 2.6% 2.1% 2.2% 11.8% 12.9% 11.0%11.1%10.8% 6.8% 13.7% 1.4% 1.7% 3.0% 1.1% 0.2% 0.6% 1.7% 1.0% 0.0% 0.0% 2.6% 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 LEASE MATURITY SCHEDULE ___________________ Note: Excludes renewal options. All data as of 12/31/2021 1. Annual cash base rent (ABR) as defined in glossary on page 28. 2. Occupancy based on portfolio square footage. Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.9% occupied2 as of 12/31/2021 Weighted average lease term of 9.3 years Less than 8.6% of rental income matures prior to 2027

25 | FCPT | FEBRUARY 2022 FCPT Portfolio Brands Rank Brand Name Number Square Feet (000s) % of ABR(1) Rank Brand Name Number Square Feet (000s) % of ABR(1) 1 Olive Garden 311 2,646 44.3% 16 Verizon 11 30 0.7% 2 Longhorn Steakhouse 115 645 12.6% 17 National Tire & Battery 8 55 0.6% 3 Chili's 78 427 8.9% 18 Tires Plus 9 56 0.6% 4 Red Lobster 22 163 2.9% 19 Taco Bell 11 28 0.6% 5 Buffalo Wild Wings 21 128 2.0% 20 Chick-Fil-A 8 39 0.5% 6 Burger King 25 80 2.0% 21 Wendy's 8 27 0.5% 7 Bahama Breeze 10 92 1.8% 22 REI 2 48 0.5% 8 KFC 33 95 1.8% 23 Seasons 52 2 18 0.4% 9 Bob Evans 16 88 1.5% 24 Sonic 9 13 0.4% 10 BJ's Restaurant 11 89 1.5% 25 Panera 6 30 0.4% 11 Caliber Collision 18 234 1.1% 26-112 Other 152 733 10.7% 12 Arby's 16 50 1.0% Total Lease Portfolio 936 5,989 100% 13 Outback Steakhouse 10 64 1.0% 14 Texas Roadhouse 11 81 0.9% 15 Starbucks 13 29 0.8% BRAND DIVERSIF ICATION ___________________ 1. Annual Cash Base Rent (ABR) as of 12/31/2021 as defined on page 28. 2. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody's. % Investment Grade(2): 64%

26 | FCPT | FEBRUARY 2022 SUSTAINABIL ITY FRAMEWORK Our commitment to sustainability and Environmental, Social and Governance (ESG) principles creates value for FCPT and our shareholders. We continuously review our internal policies to advance in the areas of environmental sustainability, social responsibility, employee wellbeing, and governance Social We apply values-based negative screening in our underwriting process and do not transact with any tenant, buyer, or seller or acquire any properties with negative social factors. We do not process or have access to any consumer data Governance We aim for best-in-class corporate governance structures and compensation practices that closely align the interests of our board and leadership with those of our stockholders. Three of our eight board directors are female and seven are independent, including our chairperson. Only independent directors serve on the board’s committees Our Team Our culture is inclusive and team-oriented with a high retention rate. We hire for the long-term and invest in development, with a flat organization that drives employee engagement. We are ‘A Great Place to Work’ certified company Environment We evaluate our business operations and the environmental risk aspects of our investment portfolio on an ongoing basis and strive to adhere to sustainable business practices More information can be found in the FCPT 2021 ESG Report on our website at https://fcpt.com/about-us/

2021 ACQUISITIONS


Olive Garden

chili's

KFC


2021 Closed Acquisitions

	# of Properties	Purchase Price ($ millions)	Initial Cash Yield	Initial Term (years)[1]
Q1 - Q3 2021 Closed Acquisitions:				
Q1 2021 Summary:	**13**	**$33.9**	**6.6%**	**10**
Q2 2021 Summary:	**23**	**$45.6**	**6.9%**	**7**
Q3 2021 Summary:	**53**	**$107.4**	**6.4%**	**10**

Q4 2021 Closed Acquisitions:

Tenant	Location	# of Properties	Operator / Guarantor	Purchase Price ($ millions)	Initial Cash Yield	Initial Term (years)[1]	Announcement Date
Oak Street Health	OK	1	Corporate	$1.8	--	--	10/13/2021
Aspen Dental	AR	1	Corporate	$1.9	--	--	10/14/2021
Chili's	MO	1	Franchisee	$3.2	6.5%	20	10/15/2021
WPG: Raising Cane's	IL	1	Corporate	$2.2	--	14	10/19/2021
Carrabba's	MO	1	Corporate	$1.7	6.2%	6	10/28/2021
Caliber Collision	OH	2	Corporate	$1.0	6.6%	8	11/3/2021
Seritage: Bank of America	MI	1	Corporate	$1.4	--	5	11/19/2021
Buffalo Wild Wings / Chipotle	NM	1	Corporate	$3.4	6.4%	6	11/22/2021
Aspen Dental / WellNow Urgent Care	NY	1	Corporate	$3.0	--	--	12/3/2021
RadNet Imaging	FL	1	Corporate	$2.2	--	6	12/3/2021
Little General	WV	1	Corporate	$1.7	--	5	12/15/2021
WPG: National Tire & Battery	MD	1	Corporate	$1.6	--	5	12/16/2021
Bank Portfolio	IL	3	Corporate	$5.4	6.5%	9	12/20/2021
Olive Garden	PA	1	Corporate	$4.2	--	10	12/22/2021
Jack in the Box	AZ	1	Franchisee	$1.2	6.8%	4	12/22/2021
Express Oil	MS	2	Corporate	$4.6	6.3%	--	12/22/2021
Circle K	IL	1	Corporate	$3.2	7.2%	3	12/23/2021
WellNow Urgent Care	NY	2	Corporate	$5.4	--	--	12/28/2021
Mr. Tire Portfolio	MD	3	Corporate	$2.5	6.5%	8	12/29/2021
AT&T / Red Robin Outparcels	MO, ID	2	Corporate	$2.8	--	2	12/29/2021
Portillos	WI	1	Corporate	$3.3	--	--	12/29/2021
Caliber Collision	PA	1	Corporate	$3.0	6.2%	8	12/30/2021
Red Lobster	NY	1	Corporate	$1.9	--	8	12/30/2021
Davita / Nephrology Associates	FL	1	Corporate	$4.5	6.8%	6	12/30/2021
WPG: Chick-Fil-A	CT	1	Corporate	$3.5	--	14	12/30/2021
Q4 2021 Total/Weighted Average		**33**		**$70.5**	**6.4%**	**8**	
2021 Total/Weighted Average		**122**		**$257.4**	**6.5%**	**9**	

1. *Totals indicate weighted average.*

27 | FCPT | FEBRUARY 2022

FCPT

28 | FCPT | FEBRUARY 2022 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 12/31/2021 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non- GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated once annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non- FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Recurring capital expenditures and tenant improvements 13. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

29 | FCPT | FEBRUARY 2022 RECONCIL IATION OF NET INCOME TO ADJUSTED EBITDAR E ___________________________ 1. See glossary on page 28 for non-GAAP definitions. ($000s, except shares and per share data) Unaudited 2021 2020 2021 2020 Net Income 23,735$ 20,307$ 85,745$ 77,567$ Adjustments: Interest expense 8,227 7,499 32,555 29,231 Income tax expense (765) 55 (534) 247 Depreciation and amortization 9,371 7,763 34,826 29,433 EBITDA(1) 40,568 35,624 152,592 136,478 Adjustments: Gain on dispositions and exchange of real estate - - (431) - Provision for impairment of real estate - - - - EBITDAre (1) 40,568 35,624 152,161 136,478 Adjustments: Real estate transaction costs 10 40 149 240 Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 40,578 35,664 152,310 136,718 Annualized Adjusted EBITDAre 162,312$ 142,655$ 152,310$ 136,718$ Three Months Ended December 31, Twelve Months Ended December 31,

FFO & AFFO RECONCILIATION


Olive Garden

chili's

KFC


($000s, except shares and per share data)	Three Months Ended December 31,		Twelve Months Ended December 31,	
Unaudited	**2021**	**2020**	**2021**	**2020**
Net income	$ 23,735	$ 20,307	$ 85,745	$ 77,567
Depreciation and amortization	9,336	7,737	34,715	29,351
Realized gain on sales of real estate	-	-	(431)	-
FFO (as defined by NAREIT)	**$ 33,071**	**$ 28,044**	**$ 120,029**	**$ 106,918**
Straight-line rent	(1,808)	(2,070)	(7,583)	(8,588)
Recognized rental revenue abated(1)	-	-	-	(1,568)
Non-cash deferred income tax benefit(2)	(864)	-	(864)	-
Stock-based compensation	857	880	3,948	3,376
Non-cash amortization of deferred financing costs	468	543	2,368	2,132
Other non-cash interest income	-	1	-	-
Non-real estate investment depreciation	35	26	111	82
Other non-cash revenue adjustments	529	497	2,119	1,296
Adjusted Funds From Operations (AFFO)	**$ 32,288**	**$ 27,921**	**$ 120,128**	**$ 103,648**
Fully diluted shares outstanding(3)	78,689,583	74,482,398	76,986,538	71,823,973
FFO per diluted share	$ 0.42	$ 0.38	$ 1.56	$ 1.49
AFFO per diluted share	$ 0.41	$ 0.37	$ 1.56	$ 1.44

1. *Amount represents base rent that the Company abated as a result of lease amendments. In 2020, the Company abated $1.57 million of rental revenue recognized in the second and third quarters of 2020. The receivables associated with the abatements were recognized as lease incentives and will be amortized as a reduction to rental revenue over the amended lease terms.*
2. *Amount represents non-cash income tax benefit recognized in the fourth quarter of 2021 related to the removal of a valuation allowance on net deferred tax assets at Kerrow Restaurant Operating Business.*
3. *Assumes the issuance of common shares for OP units held by non-controlling interest.*

30 | FCPT | FEBRUARY 2022

FCPT

31 | FCPT | FEBRUARY 2022 www.fcpt .comINVESTOR PRESENTATION | FEBRUARY 2022 FOUR CORNERS PROPERTY TRUST N YS E : F C P T